United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 21, 2025

Date of Report (Date of earliest event reported)

DT Cloud Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41967	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Orange Street London, United Kingdom	WC2H 7HF
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +44 7918725316

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	DYCQU	The Nasdaq Stock Market LLC
Ordinary Shares	DYCQ	The Nasdaq Stock Market LLC
Rights	DYCQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holdings.

On May 23, 2025, DT Cloud Acquisition Corporation (the “Company” or “SPAC”) held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) for the purposes of considering and voting upon:

(i) Proposal 1, or the Extension Fee Reduction Proposal: a proposal to amend the monthly fee (the “Monthly Extension Fee”) payable by our sponsor (the “Sponsor”) and/or its designee into the trust account to extend the date by which the Company must consummate its initial business combination (the “Combination Period”) from an amount equal to $0.03 per unit (and with respect to each ordinary share included in our units, the “Public Share”) to $60,000 for all outstanding Public Shares (the “Amended Monthly Extension Fee”). The first Amended Monthly Extension Fee must be made by May 23, 2025. The Amended Monthly Extension Fee, if and to the extent approved at the Extraordinary General Meeting, will become operative for the Monthly Extension Fee beginning on May 23, 2025, and the 23rd of each succeeding month until the earlier of the closing of an initial business combination or August 23, 2026 (“Proposal 1” or “Extension Fee Reduction Proposal”);

(ii) Proposal 2, or the Trust Amendment Proposal: a proposal to amend the Investment Management Trust Agreement, dated February 20, 2024, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Trustee”), in the form set forth in Annex A of the proxy statement to reflect the Extension Fee Reduction Proposal (“Proposal 2” or “Trust Amendment Proposal”);

(iii) Proposal 3, or the Charter Amendment Proposal: a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to reflect the Extension Fee Reduction Proposal, by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Article 37.8 thereof and replacing it with the new Article 37.8 in the form set forth in Annex B of the proxy statement (the “Proposal 3” or “Charter Amendment Proposal”); and

(iv) Proposal 4, or the Adjournment Proposal: to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve Proposals 1, 2 and 3 (“Proposal 4” or “Adjournment Proposal”).

Holders of 6,220,945 ordinary shares of the Company held as of record as of April 30, 2025, the record date for the Extraordinary General Meeting, were present in person or by proxy, representing approximately 91.92% of the shares issued and outstanding and entitled to vote at the Extraordinary General Meeting, which presented a quorum.

The Extension Fee Reduction Proposal was approved, the voting results of which are as follows:

For	Against	Abstain
4,394,958	1,825,987	0

The Trust Amendment Proposal was approved, the voting results of which are as follows:

For	Against	Abstain
4,669,958	1,550,987	0

The Charter Amendment Proposal was approved, the voting results of which are as follows:

For	Against	Abstain
4,669,958	1,550,987	0

As there were sufficient votes to approve the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal, the Adjournment Proposal was not presented to the shareholders at the Extraordinary General Meeting.

Item 8.01 Other Events.

In connection with the vote to approve the Extension Fee Reduction Proposal, the Trust Amendment Proposal and the Charter Amendment Proposal, holders of 3,872,314 ordinary shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.69 per share, for an aggregate redemption amount of approximately $41,395,036.

As disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 20, 2025, the SPAC intended to enter into voting agreements (the “Voting Agreements”) with certain shareholders of the SPAC. On May 21, 2025, the SPAC and Maius Pharmaceutical Co., Ltd., the target company of the contemplated business combination, entered into Voting Agreements in the form of the Voting Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K with certain shareholders of the SPAC. Pursuant to the Voting Agreements, in the event a shareholder redeems 75% of the ordinary shares of the SPAC that such shareholder holds as of the dates of the Voting Agreements (the “Redemption Shares”) and foregoes the exercise of their redemption rights in connection with the remaining 25% of the ordinary shares of the SPAC that such shareholder holds as of the dates of the Voting Agreements (the “Non-redeemed Shares”), the SPAC agrees to issue to such shareholder two (2) additional rights of the SPAC (the “Additional SPAC Rights”) for each No-redeemed Share for no additional consideration. The Additional SPAC Rights are not expected to be registered under the Securities Act of 1933, as amended (the “Securities Act”). Each seven Additional SPAC Rights shall entitle the holder thereof to receive one ordinary share of the SPAC at the closing of an initial business combination, which in turn will be converted into one ordinary share of Pubco, the surviving entity of the contemplated business combination. The ordinary shares of Pubco underlying the Additional SPAC Rights will be registered on the Form F-4 registration statement under the Securities Act to be traded on Nasdaq upon the consummation of the contemplated business combination.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the Form Voting Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Exhibits

10.1	Voting Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 27, 2025

DT CLOUD ACQUISITION CORPORATION

By:	/s/ Shaoke Li
Name:	Shaoke Li
Title:	Chief Executive Officer